UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):      October 12, 2004


                               CIT EC - EF 2001-A
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    333-74847                  22-3634034
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


               c/o Chase Manhattan Bank USA, National Association
                   500 Stanton Christiana Road, OPS4/3rd Floor
                             Newark, Delaware 19713
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (302) 552-6287



                                       N/A
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(c). Exhibits.

     The following are filed herewith. The exhibit numbers correspond with items 601(b) of Regulation S-K.

EXHIBIT NO.                         DESCRIPTION
99.1                                Pool Data Report


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CIT EC - EF 2001-A


                                    By: THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                                    as Servicer


                                    By:  /s/ Barbara Callahan
                                         --------------------------------
                                         Name:      Barbara Callahan
                                         Title:     Vice President




Dated:   October 12, 2004

CIT Equipment Collateral - EF 2001-A
Composition of Contract Pool
at June 30, 2004

                                                               Weighted            Weighted              Average
                           Number           Current            Average              Average              Required
                             of             Required           Original            Remaining              Payoff
                         Contracts           Payoff              Term                Term                 Amount
                                             Amount            (Range)              (Range)              (Range)


                          5,870       $187,576,672        63.6 months           21.1 months            $31,955
                                                        (30 to 121 months)    (0 to 87 months)     ($0 to $1,708,826.5)



Type of Contract
at June 30, 2004


                                                                 % of
                                                                Total                                      % of
                                             Number             Number             Required              Required
                                               of                 of                Payoff                Payoff
Type of Contract                           Contracts          Contracts             Amount                Amount

Leases                                       2,622              44.67 %           81,275,832               43.33 %
Loans and other financing arrangements       3,248              55.33            106,300,840               56.67
                                        ----------------------------------------------------------------------------------
Total                                        5,870             100.00 %          187,576,672              100.00 %
                                        ==================================================================================


CIT Equipment Collateral - EF 2001-A
Annual Percentage Rate
at June 30, 2004



                                                        % of                                          Weighted
                                                       Total                            % of          Average
                                        Number         Number          Required       Required         Annual
                                          Of             of             Payoff         Payoff        Percentage
Annual Percentage Rate                 Contracts     Contracts          Amount         Amount           Rate

less than 8.001                              89          1.62 %  $   6,663,749            3.73 %       7.02 %
 8.001- 8.500                               204          3.72        9,212,931            5.15         8.30
 8.501- 9.000                               586         10.68       25,660,167           14.35         8.79
 9.001- 9.500                               761         13.87       31,641,976           17.70         9.28
 9.501- 10.000                            1,151         20.98       37,750,453           21.11         9.76
10.001- 10.500                            1,084         19.76       27,183,358           15.20        10.23
10.501- 11.000                              734         13.38       19,578,684           10.95        10.71
11.001- 11.500                              265          4.83        8,048,248            4.50        11.23
11.501- 12.000                              191          3.48        4,440,858            2.48        11.74
12.001- 12.500                              130          2.37        3,064,758            1.71        12.26
12.501- 13.000                               94          1.71        2,796,988            1.56        12.80
13.001- 13.500                               71          1.29        1,222,363            0.68        13.17
13.501- 14.000                               43          0.78          701,039            0.39        13.66
greater than 14.000                          82          1.49          835,381            0.47        15.23
                                      ------------------------------------------------------------------------------
Total                                     5,485        100.00 %  $ 178,800,954          100.00 %       9.80 %
                                      ==============================================================================

Unliquidated Defaulted Contracts            385                      8,775,718
                                       ----------                    ----------
Total                                     5,870                   $187,576,672
                                       ==========                 =============


CIT Equipment Collateral - EF 2001-A
Geographical Diversity
(Based on obligor billing address)
at June 30, 2004


                                                   % of
                                                   Total                                % of
                                  Number           Number              Required        Required
                                    of               of                 Payoff          Payoff
State                            Contracts        Contracts             Amount          Amount
Alabama                               115            1.96  %     $    $3,360,922         1.79 %
Alaska                                 33            0.56                736,287         0.39
Arizona                               164            2.79              4,486,466         2.39
Arkansas                               68            1.16              2,236,205         1.19
California                            892           15.20             27,023,616        14.41
Colorado                              107            1.82              3,376,218         1.80
Connecticut                            87            1.48              2,786,661         1.49
Delaware                               25            0.43                799,297         0.43
District of Columbia                    2            0.03                132,840         0.07
Florida                               367            6.25              9,626,909         5.13
Georgia                               198            3.37              5,546,790         2.96
Hawaii                                 13            0.22                448,561         0.24
Idaho                                  91            1.55              2,728,852         1.45
Illinois                              176            3.00              4,888,682         2.61
Indiana                                96            1.64              3,969,487         2.12
Iowa                                   28            0.48                893,981         0.48
Kansas                                 46            0.78                866,996         0.46
Kentucky                               58            0.99              2,968,006         1.58
Louisiana                              57            0.97              2,162,377         1.15
Maine                                  52            0.89              2,036,474         1.09
Maryland                              129            2.20              4,006,194         2.14
Massachusetts                         116            1.98              4,635,933         2.47
Michigan                              173            2.95              4,825,988         2.57
Minnesota                              61            1.04              2,094,287         1.12
Mississippi                            38            0.65              1,268,250         0.68
Missouri                               71            1.21              2,565,559         1.37
Montana                                25            0.43                473,972         0.25
Nebraska                               22            0.37                880,939         0.47
Nevada                                 60            1.02              2,701,144         1.44
New Hampshire                          38            0.65              1,414,883         0.75
New Jersey                            193            3.29              5,344,180         2.85
New Mexico                             33            0.56                876,507         0.47
New York                              389            6.63             12,097,631         6.45
North Carolina                         91            1.55              4,723,705         2.52
North Dakota                            2            0.03                 59,785         0.03
Ohio                                  219            3.73              6,032,242         3.22
Oklahoma                               55            0.94              2,074,067         1.11
Oregon                                128            2.18              4,755,278         2.54
Pennsylvania                          299            5.09             11,417,249         6.09
Rhode Island                           21            0.36              1,066,540         0.57
South Carolina                         59            1.01              1,158,471         0.62
South Dakota                            6            0.10                329,765         0.18
Tennessee                              64            1.09              1,616,011         0.86
Texas                                 357            6.08             11,412,585         6.08
Utah                                  115            1.96              3,525,806         1.88
Vermont                                28            0.48              1,441,017         0.77
Virginia                              115            1.96              3,421,215         1.82
Washington                            200            3.41              4,998,355         2.66
West Virginia                          24            0.41              2,790,489         1.49
Wisconsin                              54            0.92              2,353,227         1.25
Wyoming                                10            0.17                139,770         0.07
                               ------------------------------------------------------------------
Total                               5,870          100.00  %      $  187,576,672       100.00  %
                               ==================================================================


CIT Equipment Collateral - EF 2001-A
Payment Status
at June 30, 2004



                                                             % of
                                                             Total                        % of
                                            Number          Number        Required       Required
                                              of              of           Payoff         Payoff
Days Delinquent                            Contracts       Contracts       Amount         Amount
Current, including 1 to 30 day
delinquent contracts                         5,151             93.91 %  167,550,616        93.71 %
31-60 days delinquent                          213              3.88      6,863,185         3.84
61-90 days delinquent                           57              1.04      2,063,478         1.15
91-120 days delinquent                          31              0.57      1,192,992         0.67
121-150 days delinquent                         21              0.38        861,430         0.48
151-180 days delinquent                         12              0.22        269,253         0.15
                                             -----            ------     ----------       --------
   Total                                     5,485            100.00 %  178,800,954       100.00 %
                                             =====            ======    ===========       ========

Unliquidated Defaulted Contracts               385                       8,775,718
                                             -----                      ----------
   Total                                     5,870                     187,576,672
                                             =====                     ===========


Types of Equipment
at June 30, 2004


                                                     % of
                                                     Total                          % of
                                         Number      Number            Required   Required
                                           of          of               Payoff     Payoff
                                       Contracts   Contracts            Amount     Amount
Type of Equipment
Construction                              2,495     42.50 %          75,587,095    40.30 %
Manufacturing                             1,305     22.23            48,791,223    26.01
Transportation                              896     15.26            22,639,334    12.07
Printing                                    598     10.19            19,740,973    10.52
Other(1)                                    229      3.90             9,050,066     4.82
Medical                                      29      0.49             3,814,164     2.03
Commercial/Retail Fixtures                   59      1.01             2,599,178     1.39
Logging                                      88      1.50             2,086,617     1.11
Fitness                                     130      2.21             1,741,067     0.93
Computers                                    41      0.70             1,526,954     0.81
                                          -----    ------           -----------   ------
   Total                                  5,870    100.00 %         187,576,672   100.00 %
                                          =====    =======          ===========   =======


(1) Includes $697,631 as the largest and $39,520 as the average Required Payoff Amount.

CIT Equipment Collateral - EF 2001-A
Required Payoff Amount
at June 30, 2004




                                                    % of
                                                    Total                         % of
                                     Number        Number        Required       Required
                                       of            of           Payoff         Payoff
Required Payoff Amount              Contracts     Contract        Amount         Amount
0.01 -   5,000.00                      1,192        20.31 %    $ 2,696,617       1.44 %
5,000.01 - 10,000.00                   1,030        17.55        7,492,561       3.99
10,000.01 - 15,000.00                    672        11.45        8,317,677       4.43
15,000.01 - 25,000.00                    979        16.68       19,008,344      10.13
25,000.01 - 50,000.00                  1,066        18.16       37,647,245      20.07
50,000.01 - 100,000.00                   587        10.00       40,056,293      21.35
100,000.01 - 150,000.00                  156         2.66       18,827,524      10.04
150,000.01 - 250,000.00                  115         1.96       21,418,433      11.42
250,000.01 - 500,000.00                   56         0.95       18,440,734       9.83
500,000.01 - 1,000,000.00                 15         0.26       10,933,835       5.83
1,000,000.01 - 1,500,000.00                1         0.02        1,028,582       0.55
1,500,000.01 - 1,708,826.00                1         0.02        1,708,826       0.91
                                       -----       ------    -------------     ------
Total                                  5,870       100.00    $ 187,576,672     100.00
                                       =====       ======    =============     ======



Remaining Term
at June 30, 2004


                                                            % of
                                                           Total                                  % of
                                          Number           Number            Required           Required
                                            of               of               Payoff             Payoff
Remaining Terms of Contracts             Contracts       Contracts            Amount             Amount
(months)
 0 - 12                                    2,891           52.71          $ 43,136,910            24.13 %
 13- 24                                    2,054           37.45            80,598,985            45.08
 25- 36                                      401            7.31            34,107,717            19.08
 37- 48                                      123            2.24            17,783,487             9.95
 49- 60                                       12            0.22             1,975,076             1.10
 61- 72                                        2            0.04               868,336             0.49
 73- 84                                        2            0.04               330,444             0.18
                                           -----          ------          ------------           --------
   Total                                   5,485          100.00 %       $ 178,800,954           100.00 %
                                           =====          =======        =============           ========

Unliquidated Defaulted Contracts             385                             8,775,718
                                           -----                         -------------
   Total                                   5,870                         $ 187,576,672
                                           =====                         =============

CIT Equipment Collateral - EF 2001-A
Types of Obligor
at June 30, 2004




                                                              % of
                                                               Total                             % of
                                              Number           Number           Required        Required
                                               of               of              Payoff          Payoff
Type of Obligor                              Contracts       Contracts          Amount          Amount
Construction                                  2,229             37.97 %    $  58,051,363         30.95 %
Manufacturing                                 1,381             23.53         57,960,759         30.90
Printing                                        529              9.01         15,713,044          8.38
Transportation                                  453              7.72         14,894,553          7.94
Services                                        418              7.12         11,917,180          6.35
Retail & Wholesale Trade                        319              5.43         10,694,545          5.70
Other (1)                                       255              4.34          8,519,803          4.54
Mining, Forestry, Fishing                        99              1.69          4,628,914          2.47
Agriculture                                     156              2.66          2,696,411          1.44
Healthcare                                       31              0.53          2,500,100          1.33
                                              -----            -------       -----------        -------
Total                                         5,870            100.00 %    $ 187,576,672        100.00 %
                                              =====            =======     =============        ========

(1)Includes $403,125 as the largest required payoff amount belonging to a single obligor.


Obligor Concentration


                                                                                                 % of
                                                   Number         % of Total      Required    Required
Obligors (including contracts securing               of           Number of        Payoff       Payoff
vendor loans )                                    Contracts       Contracts        Amount       Amount
Top 5                                                21             0.36%       $ 7,643,478     4.07%

The Top 5 obligors conduct business in the Manufacturing, Construction and Service industries.

CIT Equipment Collateral - EF 2001-A
Scheduled Cashflows from Contracts
at June 30, 2004


                                  Positive Rent Due      5,863,182.93
       Adj. RPA of Unliquidated defaulted Contracts      8,775,718.32

     Collection                Scheduled               Scheduled                 Collection          Scheduled     Scheduled
       Period                  Principal                Interest                  Period             Principal     Interest
           July-2004          10,063,231.50            1,411,824.55                March-2008      191,207.01       7,852.43
         August-2004          10,916,751.32            1,328,361.63                April-2008      169,470.19       6,402.47
      September-2004          10,547,126.88            1,238,629.22                  May-2008      118,561.65       5,082.21
        October-2004          10,275,954.35            1,151,475.08                 June-2008      135,236.15       4,149.79
       November-2004           9,652,636.95            1,066,466.48                 July-2008       50,514.45       3,071.74
       December-2004           9,502,343.43              987,177.00               August-2008       46,860.22       2,645.05
        January-2005           8,407,237.71              909,303.13            September-2008       21,349.92       2,252.55
       February-2005           8,053,815.41              839,962.01              October-2008       21,539.82       2,062.65
          March-2005           7,760,941.21              773,478.58             November-2008       16,866.94       1,871.02
          April-2005           7,612,943.10              709,480.65             December-2008       15,023.91       1,721.32
            May-2005           7,164,057.93              646,806.14              January-2009       15,158.26       1,586.97
           June-2005           6,826,207.93              587,891.79             February-2009       15,293.86       1,451.37
           July-2005           6,403,396.17              531,733.02                March-2009       15,430.72       1,314.51
         August-2005           6,343,288.93              479,157.50                April-2009       15,568.85       1,176.38
      September-2005           5,526,983.47              427,310.22                  May-2009        9,189.26       1,036.97
        October-2005           4,977,609.96              382,279.44                 June-2009        5,784.48         956.03
       November-2005           4,466,220.76              341,818.16                 July-2009        5,838.60         901.91
       December-2005           4,055,228.35              305,572.90               August-2009        5,893.26         847.25
        January-2006           3,320,375.83              272,822.84            September-2009        5,948.47         792.04
       February-2006           3,038,765.93              246,251.86              October-2009        6,004.25         736.26
          March-2006           2,963,181.11              221,946.51             November-2009        6,060.59         679.92
          April-2006           2,849,239.62              198,251.62             December-2009        6,117.51         623.00
            May-2006           2,438,557.74              175,729.19              January-2010        5,431.08         565.50
           June-2006           2,204,077.65              156,496.43             February-2010        5,483.19         513.39
           July-2006           1,797,849.01              139,123.24                March-2010        5,535.96         460.62
         August-2006           1,960,679.58              124,876.91                April-2010        5,589.29         407.29
      September-2006           1,189,012.02              109,709.90                  May-2010        5,643.18         353.40
        October-2006           1,272,664.63              100,158.71                 June-2010        5,697.63         298.95
       November-2006           1,033,287.62               90,026.88                 July-2010        5,752.66         243.92
       December-2006           1,665,058.40               81,786.64               August-2010        5,808.27         188.31
        January-2007             837,107.54               69,091.53            September-2010        5,864.46         132.12
       February-2007             753,390.29               62,371.49              October-2010        4,608.39          75.19
          March-2007             829,939.89               56,329.90             November-2010        4,645.83          37.75
          April-2007             714,353.56               49,744.90             December-2010               -              -
            May-2007             983,618.61               44,007.32
           June-2007             614,604.38               36,102.69
           July-2007             520,097.18               31,222.31
         August-2007             458,077.94               27,067.25
      September-2007             442,324.80               23,404.52
        October-2007             436,611.55               19,876.68
       November-2007             386,086.05               16,412.45
       December-2007             273,766.33               13,352.48
        January-2008             224,903.19               11,224.89
       February-2008             215,455.25                9,498.25